UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 27, 2020

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre
10 Priestley Road
Surrey Research Park
Guildford, SurreyGU2 7XY
United Kingdom
(Address of principal executive offices) (Zip Code)

+44 1483 242200
(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of Linde plc was held on July 27, 2020 (the “AGM”), at which shareholders voted upon the items set forth below. The total number of shares that were present or represented by proxy at the Annual Meeting was 426,492,902, which was 81.2% of the shares outstanding and entitled to vote and which constituted a quorum. The final voting results of the items submitted to a vote of the shareholders are set forth below.

Proposal 1

The twelve nominees for election as a director were elected to serve until the 2021 annual general meeting of shareholders and until his or her successor is elected and qualified. The vote results were as follows:

Director Nominees	Shares For	Shares Against	Shares Abstained	Broker Non-Votes	% of Votes Cast For
Prof. Dr. Wolfgang Reitzle	399,303,256	13,692,409	229,433	13,267,804	96.68%
Stephen F. Angel	409,040,136	3,905,945	279,017	13,267,804	99.05%
Prof DDr. Ann-Kristin Achleitner	405,657,663	7,292,730	274,705	13,267,804	98.23%
Prof. Dr. Clemens A.H. Börsig	402,450,641	10,457,938	316,519	13,267,804	97.47%
Dr. Nance K. Dicciani	381,413,334	31,544,252	267,512	13,267,804	92.36%
Dr. Thomas Enders	409,277,067	3,651,288	296,743	13,267,804	99.12%
Franz Fehrenbach	404,146,089	8,776,071	302,938	13,267,804	97.87%
Edward G. Galante	378,940,276	33,972,140	312,682	13,267,804	91.77%
Larry D. McVay	407,156,733	5,768,975	299,390	13,267,804	98.60%
Victoria E. Ossadnik	372,490,032	40,484,856	250,210	13,267,804	90.20%
Prof. Dr. Martin H. Richenhagen	247,891,441	165,057,075	276,582	13,267,804	60.03%
Robert L. Wood	402,424,299	10,510,857	289,942	13,267,804	97.45%

Proposal 2a

Shareholders ratified, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers (“PWC”) as the independent auditor, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
405,191,307	20,929,809	371,786	0
(95.01% of votes cast)	(4.91% of votes cast)

Proposal 2b

Shareholders approved the authorization of the Board, acting through the Audit Committee, to determine PWC’s remuneration, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
424,323,205	1,646,896	522,801	0
(99.49% of votes cast)	(0.39% of votes cast)

Proposal 3

Shareholders approved the determination of the price range at which Linde plc can re-allot shares that it acquires as treasury shares under Irish law as disclosed in the 2020 proxy statement by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
423,053,752	1,595,378	1,843,772	0
(99.19% of votes cast)	(0.37% of votes cast)

Proposal 4

Shareholders approved, on an advisory and non-binding basis, the compensation of Linde plc’s Named Executive Officers as disclosed in the 2020 proxy statement, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
372,815,501	39,692,528	717,069	13,267,804
(90.22% of votes cast)	(9.61% of votes cast)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	General Counsel

Date: July 31, 2020